UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 9, 2013

Date of earliest event reported: August 9, 2013

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Contribution Agreement

On August 9, 2013, Constellation Energy Partners LLC (the “Company”) entered into and closed the transactions contemplated by a Contribution Agreement (the “Contribution Agreement”) with Sanchez Energy Partners I, LP (“Sanchez”) pursuant to which Sanchez agreed to sell to the Company all of the equity of an entity that owns oil and natural gas properties located in Texas and Louisiana in exchange for consideration consisting of 4,724,407 common units representing Class B limited liability company interests in the Company (the “New Common Units”), 1,130,512 Class A Units representing limited liability company interests in the Company (the “New Class A Units”), one Class Z Unit representing a limited liability company interest in the Company (the “New Class Z Unit”) and $20,090,876 in cash, for an aggregate purchase price of approximately $30.4 million. The Company and Sanchez agreed to customary indemnities relating to breaches of representations, warranties and covenants and the payment of assumed and excluded obligations.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Registration Rights Agreement

In connection with the Contribution Agreement, on August 9, 2013, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Sanchez pursuant to which the Company granted to Sanchez certain registration rights related to the unit consideration thereunder (the “Registrable Securities”). Under the Registration Rights Agreement, the Company granted Sanchez demand registration rights with respect to the preparation and filing with the Securities and Exchange Commission (“SEC”) of one or more registration statements for the purpose of registering the resale of the Registrable Securities.

The Company also agreed, among other things, to indemnify and hold harmless Sanchez and its controlling persons and their respective officers, directors, members, partners, agents, brokers, investment advisors and employees from and against all losses of Sanchez incident to the Company’s obligations under the Registration Rights Agreement, including certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Sanchez has agreed to indemnify and hold harmless the Company and its controlling persons and their respective directors, officers, agents and employees from and against all losses that may be based upon written information furnished by Sanchez to the Company for inclusion in a registration statement pursuant to the Registration Rights Agreement or Sanchez’s improper use of a prospectus, including certain liabilities under the Securities Act.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above and Item 5.03 below is incorporated herein by reference, to the extent applicable. The private placements of the New Common Units, New Class A Units and New Class Z Unit pursuant to the Contribution Agreement were made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2013, pursuant to the Second Amended and Restated Operating Agreement of the Company, Sanchez, as a holder of a majority of the Company’s Class A Units, removed John R. Collins and Gary M. Pittman as the Company’s Class A managers and elected Antonio R. Sanchez, III and Gary Wellinger to the Company’s board of managers to service as the Class A managers. Mr. Sanchez, III and Mr. Wellinger will receive the same compensation package for their service to the board of managers as the Company’s current Class A and Class B managers receive.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Contribution Agreement, the Company adopted an Amendment No. 5 to its Second Amended and Restated Operating Agreement effective as of August 9, 2013 to set forth the terms of the New Class Z Unit and to make other amendments relating thereto. The New Class Z Unit has no voting rights other than (i) until March 31, 2015 (or one year later if the Company enters into a master services agreement with Sanchez or its affiliate), in connection with the Company’s issuance of additional securities (other than Common Units), (ii) with respect to any matter that adversely affects the rights or preferences of the New Class Z Unit in relation to other classes of Company member interests or (iii) as required by law. Upon request of the holder of the New Class Z Unit, the Company will seek approval from the holders of Class A Units and Common Units of an amendment to the Second Amended and Restated Operating Agreement of the Company to require that the holders of the Class A Units must approve the issuance of any equity securities of the Company (other than Common Units) before the issuance thereof.

The foregoing description of Amendment No. 5 to the Second Amended and Restated Operating Agreement of the Company does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On August 9, 2013, the Company issued a press release relating to the Contribution Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Immediately following consummation of the transactions described in this Form 8-K, as of August 9, 2013, the Company had issued and outstanding 1,615,017 Class A Units, 28,465,148 Class B Units, the Class C Member Interests, the Class D Member Interests and one Class Z Unit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Contribution Agreement, dated as of August 9, 2013, by and between Constellation Energy Partners LLC and Sanchez Energy Partners I, LP

3.1	Amendment No. 5 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC, dated as of August 9, 2013

10.1	Registration Rights Agreement, dated as of August 9, 2013, between Constellation Energy Partners LLC and Sanchez Energy Partners I, LP

99.1	Press Release dated August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: August 9, 2013	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Contribution Agreement, dated as of August 9, 2013, by and between Constellation Energy Partners LLC and Sanchez Energy Partners I, LP

3.1	Amendment No. 5 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC, dated as of August 9, 2013

10.1	Registration Rights Agreement, dated as of August 9, 2013, between Constellation Energy Partners LLC and Sanchez Energy Partners I, LP

99.1	Press Release dated August 9, 2013